 Exhibit 99.1

FOR IMMEDIATE RELEASE

Second Sight Announces Senior Management Appointments in Commercialization and Manufacturing

Sylmar, CA — May 1, 2015 — Second Sight Medical Products, Inc. (NASDAQ: EYES) (“Second Sight” or “the Company”), a developer, manufacturer and marketer of implantable visual prosthetics to restore functional vision to blind patients, today announced two senior management appointments in commercialization and manufacturing. As discussed on its fourth quarter 2014 conference call, the Company will be making several key hires as it continues the transition from an R&D focused organization to a broad-scale commercial organization.

Anthony “Tony” Moses, a seasoned global ophthalmic industry expert, has been appointed to Commercial Vice President, Americas. He replaces Dr. Brian Mech, Second Sight’s Vice President of Business Development, who is leaving to pursue other opportunities. Dr. Mech will continue to serve as a consultant to the Company during the transition. James “Jim” Miller, an experienced operations and business systems manager, has been named to a newly created position, Director of Manufacturing.

“We are pleased to welcome both Tony Moses and Jim Miller, who join us at an important juncture in our organization’s growth,” said Dr. Robert Greenberg, President and CEO of Second Sight. “Their extensive skillsets and expertise will play an important role as we accelerate a number of key initiatives, including increasing market penetration of the Argus® II Retinal Prosthesis System (Argus II) across multiple geographic areas, while striving to improve the overall quality of life by restoring vision to blind patients.

“Tony brings over 30 years of experience in the ophthalmic industry, with vast experience developing and marketing multiple product lines that address various applications in both the operating room and medical office environments. He also has directed the commercialization of other retinal disease treatments.

“Jim has a proven track record as a successful operations manager and business systems professional who has worked with reputable names such as Boston Scientific. We are confident that his experience will enhance our efforts to ramp up and streamline manufacturing, and ultimately, improve our output and yields while reducing costs."

Greenburg concluded, “We want to acknowledge Brian Mech’s considerable contribution to Second Sight – from early engineering efforts to supporting pre-clinical trials – and most recently, launching the Argus II in the U.S. and Canada. We are grateful for his many years of service and wish him the best in his new venture.”

About Anthony Moses

Mr. Moses comes to Second Sight from Eye Therapies, where he served as President and directed the development of a next-generation platform for the treatment of various retinal diseases and oversaw all aspects of product development, clinical research, reimbursement and early commercial activity. Previously, he served as Global Vice President, Sales, at Oraya, Inc. While there, he directed the successful commercial launch of the IRay System for the treatment of Neovascular Age-Related Macular Degeneration, focusing on activity in Germany, the UK, Italy and Switzerland. Prior to that, he spent six years at NeoVista, Inc., where he created, among other accomplishments, the company’s global reimbursement strategy to ensure a successful global launch of its first commercial product. From 2004-2006, while at Carl Zeiss Meditec, Inc., he managed the introduction of groundbreaking technology to diagnose early stages of Macular Degeneration, and led the marketing efforts for the Cirrus spectral domain OCT product platform. Previously he held positions of increasing responsibility at IRIDEX Corporation and Storz Instrument Company, where he began his career. He received a Bachelor of Science degree from Missouri State University.

About James Miller

Prior to joining Second Sight, Jim Miller worked at Boston Scientific as the Value Stream Production Manager. Among other responsibilities, he oversaw the start-up of Neuromodulator manufacturing, providing direction for manufacturing-related decisions, including staffing, layouts, equipment capacity and product structures for Spinal Cord Stimulators and Bions. At Pantera Software, he served as Senior Manufacturing Consultant specializing in Enterprise Resource Planning and Quality Systems. Prior to that, he worked at Sunrise Medical, holding several positions of increasing responsibility in manufacturing and quality assurance, and at Everest & Jennings, where he began his career as an Industrial Engineer. He received a Bachelor of Science Degree in Production Operations from California State University, Northridge, and is Certified in Production and Inventory Management.

About Second Sight

Second Sight's mission is to develop, manufacture and market innovative implantable visual prosthetics to enable blind individuals to achieve greater independence. Second Sight has developed, and manufactures, the Argus® II Retinal Prosthesis intended to provide some useful vision to individuals with outer-retinal degenerations such as Retinitis Pigmentosa (RP). A trial with the Argus II Retinal Prosthesis is currently underway to test the safety and efficacy of the Argus II in patients with Dry AMD. Second Sight is also developing the OrionTM I Visual Cortical Prosthesis to restore some vision to individuals who are blind due to causes other than preventable or treatable conditions. U.S. Headquarters are in Sylmar, CA, and European Headquarters are in Lausanne, Switzerland. For more information, visit www.secondsight.com.

Safe Harbor

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange and Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements”. These statements may be identified by words such as “estimates”, “anticipates”, “projects”, “plans”, “seeks”, “may”, “will”, “expects”, “intends”, “believes”, “should” and similar expressions or the negative versions thereof and which also may be identified by their context. All statements that address operating performance or events or developments that Second Sight expects or anticipates will occur in the future, are forward-looking statements. While management has based any forward looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statement involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report on Form 10-K as filed on March 17, 2015 and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

For Patient Inquiries:

Argus II hotline: 1 (855) 756-3703, or 1 (818) 833-5027, or patients@secondsight.com

Media Relations Contact:

Allison Potter

Pascale Communications, LLC

T: 412-228-1678

E: allison@pascalecommunications.com

Investor Relations Contacts:

Retail Investors Institutional Investors

MZ North America In-Site Communications, Inc.

Matt Hayden, Chairman Lisa Wilson, President

T: 949-259-4896 T: 212-452-2793

E: matt.hayden@mzgroup.us E: lwilson@insitecony.com

www.mzgroup.us

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